UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

3/31

Date of reporting period: 3/31/13

Item 1.  Reports to Stockholders.

Tatro Capital Tactical Appreciation Fund

Ticker Symbol: TCTNX

Annual Report

March 31, 2013

Investor Information: 1-877-395-5941

www.TCFunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of Tatro Capital Tactical Appreciation Fund.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Defeat is not the worst of failures. Not to have tried is the true failure.

George Edward Woodberry

May 8, 2013

Dear Shareholders,

It is with great sadness that I write to you this annual and final shareholder letter for the Tatro Capital Tactical Appreciation Fund. When we first launched this Fund, the goal was simple: provide above market returns with below market risk and volatility. We had already displayed our ability to achieve this through our private fund from which this fund evolved. From our launch in May of 2011 until the end of 2011 we were able to do just that, outperforming the broad market while experiencing a small fraction of the overall volatility. As time went on however the Fund’s performance fell short as our general market read and sustained ability to trade a larger pool of money in the same manner as we had in the past, held us back. For the one year, and after adjusting for capital gain distributions, the fund lost approximately 7.8%.

I realize that a single digit loss over a two year time period is hardly the performance that warrants a complete Fund shut down, however, you have to understand the standards from which we hold ourselves accountable when it comes to the Fund. If it cannot perform over a sustained time period I must reevaluate the operation of the Fund. I have done so, and with the support of the Fund’s Board of Trustee’s, come to the conclusion that closing the Fund is in the best interests of shareholders.

As I write the Fund is in the process of closing and we have liquidated our own clients’ holdings which represent over 90% of the Fund’s assets. We are discouraged by our performance here and feel that possibly, under different circumstances, the outcome would have been better.  However, one must make business decisions based on facts rather than theories.

I am sorry to have let the shareholders down in this venture and wish them nothing but the best as they seek to navigate this current market environment.

Sincerely,

Quint Tatro

1163-NLD-5/9/2013

Tatro Capital Tactical Appreciation Fund

PERFORMANCE OF A $10,000 INVESTMENT (Unaudited)

Since Inception Through March 31, 2013

Annualized Total Returns as of March 31, 2013
	One Year Five Year	Since Inception*
Tatro Capital Tactical Appreciation Fund	(7.82)% 1.45%	1.12%**
S&P 500	13.96% 5.81%	2.99%

* Commencement of operations is July 1, 2007.

**Reflects the actual fees and expenses that were charged when the Fund was a Partnership with the exception of performance fees. The predecessor partnership’s performance is only for the periods before the Fund’s registration statement was effective, which was May 6, 2011. Prior to May 6, 2011, the predecessor partnership was not registered under the Investment Company Act of 1940 and was not subject to the requirements of the Internal Revenue Code relating to regulated investment companies, which, if it were, might have adversely affected its performance.

The S&P 500 is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends.  Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  Total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund’s expenses.  The Fund’s total net  annual operating expenses, including underlying funds, is 1.85%, per the August 1, 2012, prospectus.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the fund shares.  For performance information current to the most recent month-end, please call 1-877-395-5941.

PORTFOLIO ANALYSIS (Unaudited) March 31, 2013
Percent of Net Assets
Short-Term Investments	63.34%
Common Stocks	39.13%
Exchange Traded Funds	24.52%
Liabilities in Excess of Other Assets	(26.99)%
Total	100.00%

Tatro Capital Tactical Appreciation Fund
PORTFOLIO OF INVESTMENTS
March 31, 2013
Shares		Value

	COMMON STOCKS - 39.13%
	AEROSPACE/DEFENSE - 1.44%
2,250	Boeing Co.	$ 193,163

	AGRICULTURE - 0.28%
9,570	Alliance One International, Inc. *	37,227

	APPAREL - 1.26%
8,000	Skechers U.S.A., Inc. - Class A *	169,200

	BANKS - 1.65%
6,000	Wells Fargo & Co.	221,940

	BEVERAGES - 2.26%
30,000	Cott Corp.	303,600

	COMPUTERS - 1.58%
3,800	J2 Global, Inc.	148,998
4,400	Research In Motion Ltd. *	63,580
		212,578
	DIVERSIFIED FINANCIAL SERVICES - 3.85%
4,500	CME Group, Inc. - Class A	276,255
1,600	Franklin Resources, Inc.	241,296
		517,551
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.38%
14,600	Canadian Solar, Inc. *	50,516

	ELECTRONICS - 1.56%
5,000	Agilent Technologies, Inc.	209,850

	ENTERTAINMENT - 1.81%
2,350	Bally Technologies, Inc. *	122,130
5,800	Multimedia Games Holding Co., Inc. *	121,046
		243,176
	ENVIRONMENTAL CONTROL - 1.41%
1,500	Calgon Carbon Corp. *	27,150
9,000	Darling International, Inc. *	161,640
		188,790
	HEALTHCARE PRODUCTS - 0.53%
10,200	Fonar Corp. *	70,584

	INTERNET - 6.25%
10,000	Facebook, Inc. - Class A *	255,800
13,195	Giant Interactive Group, Inc. - ADR	85,768
11,171	Perion Network Ltd. *	110,146
7,500	Travelzoo, Inc.*	160,275
8,000	Web.com Group, Inc.*	136,640
27,000	Zynga, Inc. - Class A *	90,720
		839,349
	LODGING - 0.43%
4,400	MGM Resorts International *	57,860

	MEDIA - 0.59%
6,650	CTC Media, Inc.	78,404

	OIL & GAS - 3.76%
5,600	Exxon Mobil Corp.	504,616

	OIL & GAS SERVICES - 1.84%
5,320	Baker Hughes, Inc.	246,901

See accompanying notes to financial statements.

Tatro Capital Tactical Appreciation Fund
PORTFOLIO OF INVESTMENTS
March 31, 2013
Shares		Value

	SEMICONDUCTORS - 5.18%
3,600	Altera Corp.	$ 127,692
1,700	Cavium, Inc. *	65,977
3,800	KLA-Tencor Corp.	200,412
5,320	Microchip Technology, Inc.	195,563
11,825	Nova Measuring Instruments Ltd. *	106,424
		696,068
	SOFTWARE - 1.13%
850	Salesforce.com, Inc. *	152,006

	TELECOMMUNICATIONS - 1.34%
3,760	Aruba Networks, Inc. *	93,022
4,000	Ixia *	86,560
		179,582
	TRANSPORTATION - 0.60%
17,734	Navios Maritime Holdings, Inc.	81,044

	TOTAL COMMON STOCKS (Cost $5,065,938)	5,254,005

	EXCHANGE TRADED FUNDS - 24.52%
	ASSET ALLOCATION FUND - 7.84%
46,600	PowerShares DB US Dollar Index Bullish Fund*	1,053,160

	EQUITY FUNDS - 16.68%
45,000	ProShares Short S&P 500*	1,381,050
43,500	ProShares UltraShort Russell 2000*	858,690
		2,239,740

	TOTAL EXCHANGE TRADED FUNDS (Cost $3,322,196)	3,292,900

	SHORT-TERM INVESTMENTS - 63.34%
	MONEY MARKET FUND - 41.00%
5,505,913	Dreyfus Treasury Prime Cash Management, 0.00%+	5,505,913

Principal
	U.S. TREASURY BILL - 22.34%
$ 3,000,000	United States Treasury Bill, due 6/20/2013, 0.085%	2,999,634

	TOTAL SHORT-TERM INVESTMENTS (Cost $8,505,547)	8,505,547

	TOTAL INVESTMENTS - 126.99% (Cost $16,893,681) (a)	$ 17,052,452
	LIABILITIES IN EXCESS OF OTHER ASSETS - (26.99)%	(3,624,714)
	NET ASSETS - 100.00%	$ 13,427,738
Shares
	SECURITIES SOLD SHORT - (43.46)%
	BEVERAGES - (0.85)%
2,400	Monster Beverages Corp.	114,576

	COMMERCIAL SERVICES - (0.63)%
2,800	Acacia Research Corp.	84,476

	EXCHANGE TRADED FUND - (3.34)%
6,500	Powershares QQQ Trust Series I	448,305

	FOOD - (1.94)%
3,000	Whole Foods Market, Inc.	260,250

	FOREST PRODUCTS & PAPER - (2.16)%
2,000	Domtar Corp.	155,240
4,500	Buckeye Technologies, Inc.	134,775
		290,015

See accompanying notes to financial statements.

Tatro Capital Tactical Appreciation Fund
PORTFOLIO OF INVESTMENTS
March 31, 2013
Shares		Value
	HEALTHCARE PRODUCTS - (2.34)%
2,800	Edwards Lifesciences Corp.	$ 230,048
170	Intuitive Surgical, Inc.	83,502
		313,550
	INTERNET - (0.65)%
1,000	Baidu.com, Inc. - Sponsored ADR	87,700

	LEISURE TIME - (0.83)%
2,600	Life Time Fitness, Inc.	111,228

	MACHINERY, CONSTRUCTION, & MINING - (2.69)%
3,000	Caterpillar, Inc.	260,910
1,690	Joy Global, Inc.	100,589
		361,499
	MINING - (1.76)%
3,000	Compass Minerals International	236,700

	OIL & GAS SERVICES - (1.79)%
3,400	National Oilwell, Varco, Inc.	240,550

	REITS - (6.34)%
1,900	Avalonbay Communities	240,673
4,100	Equity Residential	225,746
3,800	Boston Properties, Inc.	384,028
		850,447
	RETAIL - (14.98)%
4,000	Ann, Inc.	116,080
842	Chipolte Mexican Grill, Inc. - Class A	274,383
3,500	Dicks's Sporting Goods, Inc.	165,550
2,200	Family Dollar Stores, Inc.	129,910
7,000	The Finish Line - Class A	137,130
4,400	JoS A Bank Clothiers, Inc.	175,560
3,000	L Brands, Inc.	133,980
3,971	Luluemon Athletica, Inc.	247,592
3,800	PETsMART, Inc.	235,980
1,900	Ross Stores	115,178
3,500	Starbucks Corp.	199,360
1,000	Ulta Salon, Cosmetics & Fragrance, Inc.	81,170
		2,011,873
	TELECOMMUNICATIONS - (1.98)%
5,000	China Mobile Hong Kong, Ltd. - Sponsored ADR	265,650

	TRANSPORTATION - (1.18)%
4,300	Golar LNG Ltd.	158,927

	TOTAL SECURITIES SOLD SHORT (Proceeds $5,822,663) (a)	$ 5,835,746

* Non-income producing security.
+ Money market fund; interest rate reflects the seven-day effective yield on March 31, 2013.
ADR - American Depositary Receipt

(a) Represents cost for financial reporting purposes.   Aggregate cost for federal tax purposes (including securities sold short) is $11,071,018 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:		$ 313,411
Unrealized Depreciation:		(167,723)
Net Unrealized Appreciation		$ 145,688

See accompanying notes to financial statements.

Tatro Capital Tactical Appreciation Fund
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2013

Assets:
Investments in Securities at Value (identified cost $16,893,681)	$ 17,052,452
Deposit with Broker	5,572,307
Cash	76,846
Dividends and Interest Receivable	2,524
Prepaid Expenses and Other Assets	4,818
Total Assets	22,708,947

Liabilities:
Securities Sold Short (Proceeds $5,822,663)	5,835,746
Payable for Securities Purchased	3,392,962
Payable to Other Affiliates	6,578
Accrued Advisory Fees	4,169
Accrued Distribution Fees	2,824
Accrued Expenses and Other Liabilities	38,930
Total Liabilities	9,281,209

Net Assets (Unlimited shares of beneficial interest authorized, no par value )	$ 13,427,738

Investor Class Shares:
Net Asset Value, Offering and Redemption Price Per Share
($13,427,738 / 1,480,857) shares of beneficial interest outstanding)	$ 9.07

Composition of Net Assets:
At March 31, 2013, Net Assets consisted of:
Paid-in-Capital	$ 14,762,643
Accumulated Net Investment Loss	(53,459)
Accumulated Net Realized Loss From Investments	(1,427,134)
Net Unrealized Appreciation on Investments	145,688
Net Assets	$ 13,427,738

See accompanying notes to financial statements.

Tatro Capital Tactical Appreciation Fund
STATEMENT OF OPERATIONS
March 31, 2013

Investment Income:
Dividend Income (less foreign taxes withheld of $1,243)	$ 36,682
Interest Income	1,618
Total Investment Income	38,300

Expenses:
Investment Advisory Fees	157,123
Administration Fees	69,145
Distribution Fees	39,281
Short Dividend Expense	37,430
Transfer Agent Fees	26,764
Audit Fees	22,704
Registration & Filing Fees	16,893
Interest Expense	15,474
Compliance officer fees	13,503
Legal Fees	8,261
Printing Expense	7,307
Custody Fees	6,813
Trustees' Fees	4,230
Non 12b-1 Shareholder Servicing	875
Insurance Expense	703
Miscellaneous Expenses	98
Total Expenses	426,604
Less: Fees Waived by Adviser	(114,903)
Net Expenses	311,701
Net Investment Loss	(273,401)

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) from:
Investments	(661,550)
Purchased Options	(121,869)
Written Options	9,063
Securities Sold Short	(618,966)
Total Net Realized Loss on Investments	(1,393,322)

Net Change in Unrealized Appreciation (Depreciation) of:
Investments	179,141
Securities Sold Short	(39,836)
Total Net Change in Unrealized Appreciation on Investments	139,305

Net Realized and Unrealized Loss on Investments	(1,254,017)

Net Decrease in Net Assets Resulting From Operations	$ (1,527,418)

See accompanying notes to financial statements.

Tatro Capital Tactical Appreciation Fund
STATEMENTS OF CHANGES IN NET ASSETS
March 31, 2013

	For the Year	For the Period
	Ended	Ended
	March 31, 2013	March 31, 2012 *
Operations:
Net Investment Loss	$ (273,401)	$ (226,927)
Net Realized Gain (Loss) on Investments	(1,393,322)	554,749
Net Change in Unrealized Appreciation (Depreciation) on Investments	139,305	6,383
Net Increase (Decrease) in Net Assets
Resulting From Operations	(1,527,418)	334,205

Distributions to Shareholders From:
Realized Gains ($0.25 and $0.01 per share, respectively)	(386,895)	(12,980)

Capital Share Transactions:
Proceeds from Shares Issued (742,117 and 2,563,151 shares, respectively)	7,092,725	25,534,857
Distributions Reinvested (40,259 and 1,277 shares, respectively)	386,894	12,961
Cost of Shares Redeemed (1,455,956 and 409,991 shares, respectively)	(13,895,487)	(4,111,124)
Total Capital Share Transactions	(6,415,868)	21,436,694

Total Increase (Decrease) in Net Assets	(8,330,181)	21,757,919

Net Assets:
Beginning of Period	21,757,919	-
End of Period (including accumulated net investment
loss of $53,459 and $78,663, respectively)	$ 13,427,738	$ 21,757,919

* The Fund commenced operations on May 6, 2011.

See accompanying notes to financial statements.

Tatro Capital Tactical Appreciation Fund
FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of benificial interest outstanding throughout each period presented. (a)

	For The Year	For the Period
	Ended	Ended
	March 31,2013	March 31, 2012 *

Net Asset Value, Beginning of Period	$ 10.10	$ 10.00
Gain (Loss) From Operations:
Net investment loss (a)	(0.17)	(0.13)
Net gain (loss) from investments
(both realized and unrealized)	(0.61)	0.24
Total from operations	(0.78)	0.11

Distributions to shareholders from
Net realized gains	(0.25)	(0.01)

Net Asset Value, End of Period	$ 9.07	$ 10.10

Total Return (b)	(7.82)%	1.06%	(d)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 13,428	$ 21,758
Ratio of expenses to average net assets, (e)
before waiver	2.72%	2.28%	(c)
net of waiver	1.99%	1.70%	(c)
Ratio of expenses to average net assets (excluding dividend and interest expense), (e)
before waiver	2.38%	2.23%	(c)
net of waiver	1.65%	1.65%	(c)
Ratio of net investment loss to average net assets (e)	(1.74)%	(1.40)%	(c)
Portfolio turnover rate	4770%	4980%	(d)

__________
*The Fund commenced operations on May 6, 2011.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(c) Annualized.
(d) Not annualized.
(e) Does not include expenses of investment companies in which the Fund invests.

See accompanying notes to financial statements.

Tatro Capital Tactical Appreciation Fund

NOTES TO FINANCIAL STATEMENTS

March 31, 2013

1.

ORGANIZATION

Tatro Capital Tactical Appreciation Fund (the “Fund”), is a series of shares of beneficial interest in the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005.  The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, open-end management investment company.  The investment objective of the Fund is growth of capital.

Tatro Capital Tactical Appreciation Fund was organized originally as a limited liability company in July 2007.  Effective as of the close of business on May 5, 2011, the predecessor company was reorganized into a Delaware statutory trust as a registered investment company.  Tatro Capital Tactical Appreciation Fund commenced operations on May 6, 2011 with a contribution of assets and liabilities, including securities-in-kind from the predecessor limited liability company.

The Fund currently offers Investor Class shares which are offered at net asset value.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year. Actual results could differ from those estimates.

Security Valuation – The Fund’s securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued.  In the absence of a sale on the primary exchange, such securities shall be valued at the last bid on the primary exchange.  NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”).  Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.  Short-term investments that mature in 60 days or less are valued at amortized cost, provided such valuations represent fair value.  Options contracts listed on a securities exchange or board of trade (not including Index Options contracts) for which market quotations are readily available shall be valued at the last quoted sales price or,  in the absence of a sale, at the last reported price on the valuation date. Index Options listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last reported bid price on the valuation date.

The Fund may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”).  Underlying open-end funds are valued at their respective net asset values as reported by such investment companies.  The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share.  The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser.  The team

Tatro Capital Tactical Appreciation Fund

NOTES TO FINANCIAL STATEMENTS

March 31, 2013

may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process -  This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Tatro Capital Tactical Appreciation Fund

NOTES TO FINANCIAL STATEMENTS

March 31, 2013

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of March 31, 2013 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks*	$ 5,254,005	$ -	$ -	$ 5,254,005
Exchange Traded Funds	3,292,900	-	-	3,292,900
Short-Term Investments	5,505,913	2,999,634	-	8,505,547
Total	$ 14,052,818	$ 2,999,634	$ -	$ 17,052,452
Liabilities
Securities Sold Short	$ 5,835,746	$ -	$ -	$ 5,835,746
Total	$ 5,835,746	$ -	$ -	$ 5,835,746

*Please refer to the Portfolio of Investments for Industry Classification.

The Fund did not hold any Level 3 securities during the year.

There were no transfers into or out of Level 1 and Level 2 during the year.

It is the Fund’s policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Option Transactions – The Fund is subject to equity risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk.  When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As the writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in price of the security underlying the written option.

The Fund may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio.  If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities.  With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Tatro Capital Tactical Appreciation Fund

NOTES TO FINANCIAL STATEMENTS

March 31, 2013

As of March 31, 2013, the amount of realized loss on option contracts subject to equity price risk amounted to $112,806.  Such figures can be found on the Statement of Operations.

The amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Fund.

Short Sales – A "short sale" is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline.  The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date.  If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, unlimited in size.  Conversely, if the price declines, the Fund will realize a gain, limited to the price at which the Fund sold the security short. The Fund pays dividend expense on securities sold short and incurs borrowing costs with its broker labeled as interest expense in the Statement of Operations.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax period ended March 31, 2012 or expected to be taken on returns to be filed for the tax year ended March 31, 2013. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid at least annually and are recorded on the ex-dividend date.   The Fund will declare and pay net realized capital gains, if any, annually.  The character of income and gains to be distributed is determined in accordance with Federal income tax regulations, which may differ from GAAP.  These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require classification.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Tatro Capital Tactical Appreciation Fund

NOTES TO FINANCIAL STATEMENTS

March 31, 2013

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

The business activities of the Fund are supervised under the direction of the Board, which is responsible for the overall management of the Fund.   Tatro Capital, LLC serves as the Fund’s Investment Adviser (the “Adviser”).  The

Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Investment Advisory Agreement with the Fund, the Adviser, with the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Fund.  For the year ended March 31, 2013, the Adviser earned advisory fees of $157,123.

The Adviser has contractually agreed to waive all or part of its advisory fees and/or make payments to limit Fund expenses (including offering costs but exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation) at least until July 31, 2013, so that the total annual operating expenses of the Fund do not exceed 1.65% of the Fund’s average daily net assets.  Waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived or reimbursed.

The following amounts are subject to recapture by the Fund by the following dates:

3/31/2016	$114,903
3/31/2015	$ 94,798

Distributor – The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser.  The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred.  For the year ended March 31, 2013, the Fund incurred distribution fees of $39,281.

Trustees - Effective April 1, 2013, the Fund pays its pro rata share of a total fee of $27,625 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Adviser. Previously, the Fund paid its pro rata share of a total fee of $21,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Adviser. The Fund pays the chairperson of the Audit committee its pro rata share of an additional $2,000 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, transfer agency and custody administration services to the Fund.    GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

Tatro Capital Tactical Appreciation Fund

NOTES TO FINANCIAL STATEMENTS

March 31, 2013

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

 Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, Gemcom receives customary fees from the Fund.

4.

INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than U.S. Government securities and short-term investments, for the year ended March 31, 2013 amounted to $356,709,829 and $357,866,542, respectively.

Transactions in option contracts written during the year ended March 31, 2013 were as follows:

	Put Options		Call Options
	Number of	Premiums	Number of	Premiums
Written Options	Contracts	Received	Contracts	Received
Options outstanding, beginning of year	-	$ -	-	$ -
Options purchased/written	(1,504)	(337,478)	(240)	(40,192)
Options closed	1,504	337,478	240	40,192
Options outstanding, end of year	-	$ -	-	$ -

5.    DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions for the periods  ended were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	March 31, 2013	March 30, 2012
Ordinary Income	$ 385,529	$ 12,980
Long-Term Capital Gain	1,366	-
	$ 386,895	$ 12,980

The difference between book basis and tax basis character of distributions is primarily attributable to the tax treatment of short-term capital gain distributions.

As of March 31, 2013, the components of distributable earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$ -	$ -	$ (1,230,591)	$ -	$ (250,002)	$ 145,688	$ (1,334,905)

Tatro Capital Tactical Appreciation Fund

NOTES TO FINANCIAL STATEMENTS

March 31, 2013

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such late year losses as follows:

Late Year
Losses
$ 53,459

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such capital losses as follows:

Post October
Capital Losses
$ 196,543

At March 31, 2013, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Year Generated	Short-Term	Long-Term	Total	Expiration

3/31/2013	$ 1,230,591	$ -	$ 1,230,591	Non-Expiring

TOTAL	$ 1,230,591	$ -	$ 1,230,591

Permanent book and tax differences, primarily attributable to the reclass of net investment losses  and foreign currency transactions losses and the adjustments for partnerships, grantor trusts and the capitalization of in lieu dividend payments made in connection with short sales of stock that have not been held open for more than 45 days, resulted in reclassification for the year ended March 31, 2013 as follows:

Accumulated	Accumulated Net	Paid
Net Investment	Realized Loss	In
Loss	from Investments	Capital
$ 298,605	$ (19,150)	$ (279,455)

6.

NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities. In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11. The amendments in these ASUs require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

Tatro Capital Tactical Appreciation Fund

NOTES TO FINANCIAL STATEMENTS

March 31, 2013

7.

UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently invests a portion of its assets in Dreyfus Treasury Prime Cash Management, (the “Dreyfus Treasury”). The Dreyfus Treasury is a diversified Fund and is registered under the 1940 Act, as an open-end management investment company.  The Fund may redeem its investment from the Dreyfus Treasury at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so.  The performance of the Fund may be directly affected by the performance of the Dreyfus Portfolio.  The financial statements of the Dreyfus Treasury, including the portfolio of investments, can be found at Dreyfus website www.dreyfus.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements.  As of March 31, 2013, the percentage of the Fund’s net assets invested in the Dreyfus Treasury was 41.0%.

8.

SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued.

The Board of Trustees has concluded that it is in the best interest of the Fund and its shareholders that the Fund cease operations.  The Board has determined to close the Fund and redeem all outstanding shares on June 21, 2013. Effective May 23, 2013, the Fund will no longer pursue its stated investment objective. The Fund will begin liquidating its portfolio and will invest in cash equivalents such as money market funds until all shares have been redeemed. Any capital gains will be distributed as soon as practicable to shareholders. Shares of the Fund are otherwise not available for purchase.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Tatro Capital Tactical Appreciation Fund and Board of Trustees of Northern Lights Fund Trust

 We have audited the accompanying statement of assets and liabilities of Tatro Capital Tactical Appreciation Fund, a series of shares of beneficial interest in Northern Lights Fund Trust (the "Fund"), including the portfolio of investments, as of March 31, 2013, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and the period May 6, 2011 (commencement of operations) through March 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2013 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tatro Capital Tactical Appreciation Fund as of March 31, 2013, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and the period May 6, 2011 through March 31, 2012 in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

May 28, 2013

Tatro Capital Appreciation Fund

SUPPLEMENTAL INFORMATION (Unaudited)

March 31, 2013

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day‐to‐day operations of the Fund and execute policies formulated by the Trustees. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Anthony J. Hertl 1950	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	94

AdvisorOne Funds (11 portfolios) (since 2004); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (since 2010) and Northern Lights Variable Trust (since 2006)

Gary W. Lanzen 1954	Trustee Since 2005	President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010); Founder and Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	94	AdvisorOne Funds (11 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund ( 2010-2011); Northern Lights Variable Trust (since 2006)
Mark H. Taylor 1964	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	106

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	106	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Michael Miola*** 1952	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, GemCom, LLC and Northern Lights Compliance Services, LLC (since 2003); Director of Constellation Trust Company (since 2004).	94	AdvisorOne Funds (11 portfolios) (2003-2012); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 1969	President Since 2006

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

			N/A	N/A
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (since 2004).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Lynn Bowley 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-395-5941.

3/31/13 – NLFT

Tatro Capital Tactical Appreciation Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

March 31, 2013

As a shareholder of the Fund you incur ongoing costs, including management fees, distribution and/or service (12b-1 fees) fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (10/1/12)	Ending Account Value (3/31/13)	Expenses Paid During Period* (10/1/12 to 3/31/13)
Actual	$1,000.00	$990.49	$10.98
Hypothetical (5% return before expenses)	$1,000.00	$1,014.31	$11.10

 *Expenses Paid During Period are equal to the Fund’s annualized expense ratio of 2.18%, multiplied by the average account value over the period, multiplied by 182 days and divided by 365 (to reflect the number of days in the six month period ended March 31, 2013).

Tatro Capital Tactical Appreciation Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

March 31, 2013

Tatro Capital Tactical Appreciation Fund (Adviser – Tatro Capital, LLC) *

In connection with the regular meeting held on March 27 and 28, 2013 the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Tatro Capital, LLC (the “Adviser”) and the Trust, on behalf of Tatro Capital Tactical Appreciation Fund (the “Fund”). In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Board Members were assisted by independent legal counsel throughout the Advisory Agreement review process.  The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent, and Quality of Services.  The Trustees noted that the adviser has $54 million in assets under management, providing financial and investment management services to individuals and families through the Fund, a private investment fund, and separately managed accounts.  The Trustees acknowledged that the adviser utilizes a tactical approach, instead of a fundamental approach.  The Trustees also noted that the adviser had reported no material compliance issues.  The Trustees discussed the adviser’s responses in the materials to a series of questions and concluded that the nature, extent, and quality of services the adviser provided were satisfactory.

Performance.  The Trustees reviewed the performance of the Fund as compared to its peer group, benchmark index, and Morningstar category for the last year and since inception.  The Trustees noted that the Fund trailed all of the relevant averages except for the Morningstar category since inception.  The Trustees acknowledged that the strategy is currently out of favor, but finds it acceptable that the adviser continues pursuing the Fund’s stated strategy. The Trustees also acknowledged that long-short neutral strategies have not performed well in general since the Fund’s inception.  After discussion, the Board concluded that, based on the Fund’s objective and stated strategy of reducing risk, the Fund’s performance was reasonable.

Fees and Expenses.  The Trustees evaluated the Fund’s advisory fee of 1.00% before waiver and the net expense ratio of 1.85%, and compared it to the Fund’s Morningstar category and peer group the adviser provided.  They discussed the fact that a representative of the adviser had reported to the Trustees, earlier in the meeting, that the adviser generally charges 1.0% to its separate account clients.  The Trustees noted that the advisory fee was lower than both the peer group and the Morningstar category averages, while the net expenses were slightly higher than the peer group average but lower than the Morningstar category average. After evaluating the materials provided, the Trustees concluded that they are comfortable with the advisory fees and expenses, particularly after taking into account the 0.58% waiver.

Economies of Scale.  The Trustees considered whether economies of scale had materialized with respect to the management of the Fund.  They noted the adviser expects to begin realizing economies of scale at the $100 million asset threshold, at which point fee waivers wold no longer be required of the adviser.  After discussion, the Board’s consensus was that based on the current and anticipated size of the Fund, although breakpoint levels had not been negotiated at this time, such breakpoints would be revisited as the size of the Fund materially increases and the adviser has recaptured some or all of its waived fees.

Profitability.  The Trustees considered the profits realized by the adviser over the past 12 months in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the advisory services to be provided to the Fund.  The Trustees concluded that the adviser realized a very modest level of profit, in both total dollars and percentage of net advisory fees.

Conclusion.  Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests of NLFT and the shareholders of the Fund.

*Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-877-395-5941 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-877-395-5941.

Investment Adviser

Tatro Capital, LLC

104 Richmond Ave

Nicholasville, KY 40356

Administrator

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

 (a) The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

             2013 – $13,500

2012 – $13,000

(b)

Audit-Related Fees

2013 – None

             2012 – None

(c)

Tax Fees

2013 – $2,000

2012 – $2,000

+Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2013 - None

2012 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2013

2012

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013 - $2,000

                          2012 - $2,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/Andrew B. Rogers

       Andrew B. Rogers, President

Date

6/7/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Andrew B. Rogers

        Andrew B. Rogers, President

Date

6/7/13

By (Signature and Title)

/s/Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

6/7/13